Exhibit 10.76

CHANGE ORDER FORM

Instrument Air Tie-In Point Location Change

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00033 DATE OF CHANGE ORDER: January 25, 2017

The Agreement between the Parties listed above is changed as follows:

1.	Per Article 6.1.B of the Agreement, Parties agreed that during the September 2016 shutdown, Bechtel would relocate the instrument air tie-in location because certain systems could not be isolated for an effective tie-in. These changes are depicted in Exhibit A.

2.	The cost breakdown for this Change Order is detailed in Exhibit B.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00032)	$82,185,862
The Contract Price prior to this Change Order was	$3,851,185,862
The Contract Price will be changed by this Change Order in the amount of	$173,976
The new Contract Price including this Change Order will be	$3,851,359,838

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:              Contractor              Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor

Ed Lehotsky	Bhupesh Thakkar
Name	Name

SVP LNG E&C	Senior Project Manager
Title	Title

Feb 13, 2017	1/25/17
Date of Signing	Date of Signing

CHANGE ORDER FORM

Additional Owner Site Office Provisional Sum Closeout

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00034 DATE OF CHANGE ORDER: January 25, 2017

The Agreement between the Parties listed above is changed as follows:

1.	The value of the Additional Owner Site Office Provisional Sum in the Agreement was U.S. $250,000. Parties now agree to close this Provisional Sum. Actual cost for the Additional Owner Site Office was $0. The contract price will be decreased by $265,000 which reflects the closure of the provisional sum and credit for the 6% fee.

2.	The Provisional Sum breakdown is described as follows:

a.	The previous Additional Owner Site Office Provisional Sum specified in Article 2.5 of Attachment EE, Schedule EE-2, of the Agreement was U.S. $265,000. The Additional Owner Site Office Provisional Sum will be reduced by U.S. $265,000. The new value of the Additional Owner Site Office Provisional Sum will be $0.

b.	The Parties agree to adjust the Aggregate Provisional Sum specified in Article 7.1A of the Agreement which prior to this Change Order was Two Hundred Sixty-Eight Million, Seven Hundred Fifty-Six Thousand, Seven Hundred Twenty-Six U.S. Dollars (U.S. $268,756,726). This Change Order will decrease the Aggregate Provisional Sum amount by Two Hundred Sixty-Five Thousand U.S. Dollars (U.S. $265,000) and the new Aggregate Provisional Sum value shall be Two Hundred Sixty-Eight Million, Four Hundred Ninety-One Thousand, Seven Hundred Twenty-Six U.S. Dollars (U.S. $268,491,726).

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00033)	$82,359,838
The Contract Price prior to this Change Order was	$3,851,359,838
The Contract Price will be (decreased) by this Change Order in the amount of	$(265,000)
The new Contract Price including this Change Order will be	$3,851,094,838

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:              Contractor              Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor

Ed Lehotsky	Bhupesh Thakkar
Name	Name

SVP LNG E&C	Senior Project Manager
Title	Title

Feb 13, 2017	1/25/17
Date of Signing	Date of Signing